SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 6, 2008

NMS Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation or Organization)

0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 271-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On November 6, 2008, NMS Communications Corporation, a Delaware corporation (“NMS”), together with its wholly-owned subsidiaries NMS Communications International Corporation (“NMS International”), LiveWire Mobile, Inc. (“LiveWire Mobile”) and LiveWire Mobile’s wholly-owned subsidiary Groove Mobile, Inc. (“Groove Mobile,” and together with NMS, NMS International and LiveWire Mobile, the “Borrowers”), entered into a Second Loan Modification Agreement (the “Credit Facility Amendment”) which amends the Amended and Restated Loan and Security Agreement (the “Credit Facility”) with Silicon Valley Bank (“SVB”) dated June 30, 2008. The Credit Facility Amendment provides, among other things, that (1) the amount of the Credit Facility is $6,250,000 (which shall be reduced to $3,750,000 on the earlier to occur of (a) January 1, 2009 and (b) the sale of the NMS Communications Platforms business to Dialogic Corporation pursuant to that certain Asset Purchase Agreement, dated as of September 12, 2008, by and between NMS and Dialogic Corporation) with borrowings in the form of advances based on a portion of eligible accounts receivable, (2) principal borrowings under the Credit Facility shall accrue interest at a floating per annum rate equal to SVB’s prime rate plus two percentage points, and (3) a grant by each of the Borrowers to SVB of a security interest in their intellectual property assets.

The foregoing description of the Credit Facility Amendment does not purport to be a complete statement of the parties’ rights under the Credit Facility Amendment and is qualified in its entirety by reference to the full text of the Credit Facility Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit
Number	Title

10.1

Second Loan Modification Agreement by and among Silicon Valley Bank and NMS Communications Corporation, NMS Communications International Corporation, LiveWire Mobile, Inc. and Groove Mobile, Inc., dated as of November 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NMS COMMUNICATIONS CORPORATION
November 10, 2008	By:	/s/ ROBERT P. SCHECHTER
Name: Robert P. Schechter
Title: Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Second Loan Modification Agreement by and among Silicon Valley Bank and NMS Communications Corporation, NMS Communications International Corporation, LiveWire Mobile, Inc. and Groove Mobile, Inc., dated as of November 6, 2008.